Exhibit 99.8

RLTIP – First RSU Grant and Cash Award for UK Participants

KINIKSA PHARMACEUTICALS, LTD.
2018 INCENTIVE AWARD PLAN UK SUB-PLAN

PERFORMANCE RESTRICTED SHARE Unit AND PERFORMANCE CASH AWARD Grant Notice FOR UK PARTICIPANTS

Capitalized terms not specifically defined in this Performance Restricted Share Unit and Performance Cash Award Grant Notice for UK participants (the “Grant Notice”) have the meanings given to them in the 2018 Incentive Award Plan UK Sub-Plan (the “UK Sub-Plan”) of Kiniksa Pharmaceuticals, Ltd. (the “Company”), which incorporates the terms from the Company’s 2018 Incentive Award Plan (the “Plan”), and the Company’s Rilonacept Long-Term Incentive Plan (as amended from time to time, the “RLTIP”).

The Company has granted to the participant listed below (“Participant”) the Performance Restricted Share Units (the “RSUs”) and performance cash bonus award (the “Cash Award”) described in this Grant Notice, subject to the terms and conditions of the UK Sub-Plan, the RLTIP and the Restricted Share Unit and Cash Award Agreement attached as Exhibit A (the “Agreement”), all of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Target Number of RSUs:[1]
RSU Vesting Schedule:	Subject to the terms of the Agreement (i) upon achievement of the FDA Milestone, a number of RSUs will become eligible to vest (the “Achieved RSUs”) as determined by the Administrator in accordance with the RLTIP and (ii) the Achieved RSUs will vest in a single installment on the first anniversary of the achievement of the FDA Milestone.
Target Cash Award:[2]
Cash Award Vesting Schedule:	Subject to the terms of the Agreement, the Cash Award will be earned upon achievement of the FDA Milestone and paid in an amount determined by the Administrator in accordance with the RLTIP (the “Earned Cash Award”).

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the UK Sub-Plan, the RLTIP and the Agreement. Participant has reviewed the UK Sub-Plan, the RLTIP, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the UK Sub-Plan, the RLTIP, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the UK Sub-Plan, the RLTIP, this Grant Notice or the Agreement.

1 Note to Draft: To be the Target Award Value, as determined in accordance with the RLTIP.

2 Note to Draft: To be the Target Award Value, as determined in accordance with the RLTIP.

KINIKSA PHARMACEUTICALS, LTD.	PARTICIPANT
By:
Name:	[Participant Name]
Title:

Exhibit A

PERFORMANCE RESTRICTED Share UNIT AND PERFORMANCE CASH AWARD AGREEMENT FOR UK PARTICIPANTS

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the UK Sub-Plan or the RLTIP.

Article I.
general

1.1               Award of RSUs and Dividend Equivalents.

(a)                The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash, in either case, as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the RSUs have vested.

(b)                The Company hereby grants to Participant, with respect to each RSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable RSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid.

1.2               Cash Award. The Company has granted the Cash Award to Participant effective as of the Grant Date, which represents the right to receive an amount in cash pursuant to the terms of the RLTIP and this Agreement. Participant will have no right to the payment of the Cash Award until the time (if ever) the Cash Award has been earned, and Participant acknowledges that the amount of the Earned Cash Award will be paid and determined as set forth in the RLTIP.

1.3               Incorporation of Terms of UK Sub-Plan and RLTIP. The RSUs and the Cash Award are subject to the terms and conditions set forth in this Agreement and the UK Sub-Plan and the RLTIP, which are incorporated herein by reference. In the event of any inconsistency between the UK Sub-Plan or the RLTIP and this Agreement, the terms of the UK Sub-Plan and the RLTIP will control.

1.4               Unsecured Promise. The RSUs, Cash Award and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

Article II.
VESTING; forfeiture AND SETTLEMENT

2.1               Vesting; Forfeiture; Change in Control.

(a)                The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. The Cash Award will be earned as set forth in the Grant Notice. In the event of Participant’s termination of employment with the Company or a Subsidiary for any reason, all unvested RSUs and any unearned Cash Award will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company and subject to Section 2.1(b) below. In addition, in the event it is no longer possible for the Company to achieve the FDA Milestone, all unvested RSUs and any unearned Cash Award will immediately and automatically be cancelled and forfeited for no consideration, unless otherwise determined by the Administrator. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the RSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.

(b)                Notwithstanding the foregoing, in the event of a Change in Control, the RSUs and Cash Award will be treated as set forth in Section 6 of the RLTIP.

2.2               Settlement.

(a)                RSUs and Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares or cash at the Company’s option as soon as administratively practicable after the vesting of the RSUs, but in no event more than sixty (60) days after the RSUs’ vesting date. The Earned Cash Award will be paid in cash as set forth in the RLTIP. Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)), provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

(b)                If an RSU is paid in cash, the amount of cash paid with respect to the RSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date. If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

Article III.
TAXATION AND TAX WITHHOLDING

3.1               Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2               UK Tax Obligations. Participant agrees to indemnify and keep indemnified the Company, any Subsidiary, any parent and his/her employing company (“Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, employee’s National Insurance Contributions and (at the discretion of the Company) employer’s National Insurance Contributions (or other similar obligations to pay tax and social security wherever in the world arising) that is attributable to (1) the grant and/or vesting of the RSUs; (2) the grant or payment of the Cash Award; (3) the acquisition by Participant of the Shares on vesting of the RSUs, (4) any or all of the restrictions that apply to any of the Shares (if any) ceasing to apply to the Shares or otherwise being varied, (5) the disposal of any Shares, or (6) the payment of any Dividend Equivalents).

3.3       Tax Withholding.

(a)                Unless the Administrator otherwise determines, the Employer will (i) withhold from amounts otherwise payable under the Award in cash an amount that the Employer determines to be necessary to satisfy any Tax Liability arising as a result of such cash payment under the Award and (ii) withhold from the Shares otherwise issuable under the Award a number of whole Shares which have a fair market value on the date of such withholding that the Employer determines to be necessary to satisfy any Tax Liability arising as a result of such issuance of Shares under the Award.

A-2

(b)                Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs, the Cash Award and the Dividend Equivalents, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs, the Cash Award or the Dividend Equivalents, and that, except as set forth in Section 3.2(a), all such taxes must be satisfied in accordance with Section 9.5 of the Plan. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs, the Cash Award or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs, the Cash Award or Dividend Equivalents to reduce or eliminate Participant’s Tax Liability.

Article IV.
other provisions

4.1               Adjustments. Participant acknowledges that the RSUs, the Shares subject to the RSUs and the Dividend Equivalents are subject to adjustment, modification and termination in certain events as provided in this Agreement, the RLTIP and the UK Sub-Plan.

4.2               Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.3               Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4               Conformity to Securities Laws. Participant acknowledges that the UK Sub-Plan, the RLTIP, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.5               Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the UK Sub-Plan, the RLTIP, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6               Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the UK Sub-Plan, the RLTIP or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the UK Sub-Plan, the RLTIP, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

A-3

4.7               Entire Agreement. The UK Sub-Plan, the RLTIP, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8               Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9               Limitation on Participant’s Rights. Participation in the UK Sub-Plan and the RLTIP confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the UK Sub-Plan nor any underlying program, including the RLTIP, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, the Cash Award and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, the Cash Award and Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.

4.10            Not a Contract of Employment. Nothing in the UK Sub-Plan, the RLTIP, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the employment of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.11            Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

4.12            Data Protection.  The Company and all its Subsidiaries may transfer, collect, use, process or disclose, in electronic or other form, such information to third parties, including where they are situated outside the European Economic Area in countries where the level of data protection may not be as high as in the Participant’s country of residence, in the event that such disclosure is in their view required for the performance of their obligations under the Plan. The Company and all Subsidiaries shall ensure that such collection, use, processing and transfers are made in accordance with the EU General Data Protection Regulation and other applicable data protection laws in any other jurisdiction.

4.13            Acknowledgement.  Participant acknowledges that neither this Agreement nor the UK Sub-Plan has been issued, nor has it been approved by, an authorised person within the meaning of the Financial Services and Markets Act 2000 of the United Kingdom and is being directed at the Participant because the offer to which this Agreement and the UK Sub-Plan relate has been determined as having regard to the Participant’s circumstances as an employee of the Company. This Agreement is strictly confidential and is not for distribution to, and may not be acted upon by, any other person other than the person to whom it has been specifically addressed.

* * * * *

A-4

RLTIP – Second RSU Grant for UK Participants

KINIKSA PHARMACEUTICALS, LTD.
2018 INCENTIVE AWARD PLAN UK SUB-PLAN

RESTRICTED SHARE Unit Grant Notice for uk participants

Capitalized terms not specifically defined in this Restricted Share Unit Grant Notice for UK participants (the “Grant Notice”) have the meanings given to them in the 2018 Incentive Award Plan UK Sub-Plan (the “UK Sub-Plan”) of Kiniksa Pharmaceuticals, Ltd. (the “Company”), which incorporates the terms from the Company’s 2018 Incentive Award Plan (the “Plan”), and the Company’s Rilonacept Long-Term Incentive Plan (as amended from time to time, the “RLTIP”).

The Company has granted to the participant listed below (“Participant”) the Restricted Share Units described in this Grant Notice (the “RSUs”), subject to the terms and conditions of the UK Sub-Plan, the RLTIP and the Restricted Share Unit Agreement attached as Exhibit A (the “Agreement”), all of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date[1]:
Number of RSUs[2]:
Vesting Schedule:	Subject to the terms of the Agreement, the RSUs will vest in a single installment on the second anniversary of the Grant Date.

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the UK Sub-Plan, the RLTIP and the Agreement. Participant has reviewed the UK Sub-Plan, the RLTIP, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the UK Sub-Plan, the RLTIP, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the UK Sub-Plan, the RLTIP, this Grant Notice or the Agreement.

KINIKSA PHARMACEUTICALS, LTD.	PARTICIPANT
By:
Name:	[Participant Name]
Title:

1 Note to Draft: To be the FDA Milestone achievement date.

2 Note to Draft: To be determined in accordance with the RLTIP based on the Target Award Value, the Earnout Percentage and Upside Earnout Percentage, all as determined in accordance with the RLTIP.

Exhibit A

RESTRICTED Share UNIT AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the UK Sub-Plan or the RLTIP.

Article I.
general

1.1               Award of RSUs and Dividend Equivalents.

(a)                The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash, in either case, as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the RSUs have vested.

(b)                The Company hereby grants to Participant, with respect to each RSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable RSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid.

1.2               Incorporation of Terms of UK Sub-Plan and RLTIP. The RSUs are subject to the terms and conditions set forth in this Agreement and the UK Sub-Plan and the RLTIP, which are incorporated herein by reference. In the event of any inconsistency between the UK Sub-Plan or the RLTIP and this Agreement, the terms of the UK Sub-Plan and the RLTIP will control.

1.3               Unsecured Promise. The RSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

Article II.
VESTING; forfeiture AND SETTLEMENT

2.1               Vesting; Forfeiture; Change in Control.

(a)                The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. In the event of Participant’s termination of employment with the Company or a Subsidiary for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company and subject to Section 2.1(b) below. In addition, in the event it is no longer possible for the Company to achieve the FDA Milestone, all unvested RSUs will immediately and automatically be cancelled and forfeited for no consideration, unless otherwise determined by the Administrator. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the RSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.

(b)                Notwithstanding the foregoing, in the event of a Change in Control, the RSUs will be treated as set forth in Section 6 of the RLTIP.

2.2               Settlement.

(a)                RSUs and Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares or cash at the Company’s option as soon as administratively practicable after the vesting of the applicable RSU, but in no event more than sixty (60) days after the RSU’s vesting date. Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)), provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

(b)                If an RSU is paid in cash, the amount of cash paid with respect to the RSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date. If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

Article III.
TAXATION AND TAX WITHHOLDING

3.1               Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2               UK Tax Obligations. Participant agrees to indemnify and keep indemnified the Company, any Subsidiary, any parent and his/her employing company (“Employer”), if different, from and against any liability for or obligation to pay any Tax Liability (a “Tax Liability” being any liability for income tax, employee’s National Insurance Contributions and (at the discretion of the Company) employer’s National Insurance Contributions (or other similar obligations to pay tax and social security wherever in the world arising) that is attributable to (1) the grant and/or vesting of the RSUs; (2) the acquisition by Participant of the Shares on vesting of the RSUs, (3) any or all of the restrictions that apply to any of the Shares (if any) ceasing to apply to the Shares or otherwise being varied, (4) the disposal of any Shares, or (5) the payment of any Dividend Equivalents).

3.3               Tax Withholding.

(a)                Unless the Administrator otherwise determines, the Employer will (i) withhold from amounts otherwise payable under the Award in cash an amount that the Company determines to be necessary to satisfy any Tax Liability arising as a result of such cash payment under the Award and (ii) withhold from the Shares otherwise issuable under the Award a number of whole Shares which have a fair market value on the date of such withholding that the Employer determines to be necessary to satisfy any Tax Liability arising as a result of such issuance of Shares under the Award.

(b)                Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the RSUs and the Dividend Equivalents, regardless of any action the Company or any Subsidiary takes with respect to any tax withholding obligations that arise in connection with the RSUs or Dividend Equivalents, and that, except as set forth in Section 3.2(a), all such taxes must be satisfied in accordance with Section 9.5 of the Plan. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs or Dividend Equivalents to reduce or eliminate Participant’s Tax Liability.

Article IV.
other provisions

4.1               Adjustments. Participant acknowledges that the RSUs, the Shares subject to the RSUs and the Dividend Equivalents are subject to adjustment, modification and termination in certain events as provided in this Agreement, the RLTIP and the UK Sub-Plan.

4.2               Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.3               Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4               Conformity to Securities Laws. Participant acknowledges that the UK Sub-Plan, the RLTIP, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.5               Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the UK Sub-Plan, the RLTIP, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6               Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the UK Sub-Plan, the RLTIP or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the UK Sub-Plan, the RLTIP, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7               Entire Agreement. The UK Sub-Plan, the RLTIP, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

A-3

4.8               Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9               Limitation on Participant’s Rights. Participation in the UK Sub-Plan and the RLTIP confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the UK Sub-Plan nor any underlying program, including the RLTIP, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs and Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.

4.10           Not a Contract of Employment. Nothing in the UK Sub-Plan, the RLTIP, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the employment of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant.

4.11           Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

4.12           Data Protection.  The Company and all its Subsidiaries may transfer, collect, use, process or disclose, in electronic or other form, such information to third parties, including where they are situated outside the European Economic Area in countries where the level of data protection may not be as high as in the Participant’s country of residence, in the event that such disclosure is in their view required for the performance of their obligations under the Plan. The Company and all Subsidiaries shall ensure that such collection, use, processing and transfers are made in accordance with the EU General Data Protection Regulation and other applicable data protection laws in any other jurisdiction.

4.13           Acknowledgement.  Participant acknowledges that neither this Agreement nor the UK Sub-Plan has been issued, nor has it been approved by, an authorised person within the meaning of the Financial Services and Markets Act 2000 of the United Kingdom and is being directed at the Participant because the offer to which this Agreement and the UK Sub-Plan relate has been determined as having regard to the Participant’s circumstances as an employee of the Company. This Agreement is strictly confidential and is not for distribution to, and may not be acted upon by, any other person other than the person to whom it has been specifically addressed.

* * * * *

A-4

RLTIP – First RSU Grant and Cash Award for German Participants

KINIKSA PHARMACEUTICALS, LTD.
2018 INCENTIVE AWARD PLAN

PERFORMANCE RESTRICTED SHARE Unit AND PERFORMANCE CASH AWARD Grant Notice FOR GERMAN PARTICIPANTS

Capitalized terms not specifically defined in this Performance Restricted Share Unit and Performance Cash Award Grant Notice (the “Grant Notice”) have the meanings given to them in the 2018 Incentive Award Plan (as amended from time to time, the “Plan”) or the Rilonacept Long-Term Incentive Plan (as amended from time to time, the “RLTIP”) of Kiniksa Pharmaceuticals, Ltd. (the “Company”).

The Company has granted to the participant listed below (“Participant”) the Performance Restricted Share Units (the “RSUs”) and performance cash bonus award (the “Cash Award”) described in this Grant Notice, subject to the terms and conditions of the Plan, the RLTIP and the Restricted Share Unit and Cash Award Agreement attached as Exhibit A (the “Agreement”), all of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date:
Target Number of RSUs:[1]
RSU Vesting Schedule:	Subject to the terms of the Agreement (i) upon achievement of the FDA Milestone, a number of RSUs will become eligible to vest (the “Achieved RSUs”) as determined by the Administrator in accordance with the RLTIP and (ii) the Achieved RSUs will vest in a single installment on the first anniversary of the achievement of the FDA Milestone.
Target Cash Award:[2]
Cash Award Vesting Schedule:	Subject to the terms of the Agreement, the Cash Award will be earned upon achievement of the FDA Milestone and paid in an amount determined by the Administrator in accordance with the RLTIP (the “Earned Cash Award”).

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan, the RLTIP and the Agreement. Participant has reviewed the Plan, the RLTIP, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, the RLTIP, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the RLTIP, this Grant Notice or the Agreement.

1 Note to Draft: To be the Target Award Value, as determined in accordance with the RLTIP.

2 Note to Draft: To be the Target Award Value, as determined in accordance with the RLTIP.

KINIKSA PHARMACEUTICALS, LTD.	PARTICIPANT
By:
Name:	[Participant Name]
Title:

2

Exhibit A

PERFORMANCE RESTRICTED Share UNIT AND PERFORMANCE CASH AWARD AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan or the RLTIP.

Article I.
general

1.1               Award of RSUs and Dividend Equivalents.

(a)                The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash, in either case, as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the RSUs have vested.

(b)                The Company hereby grants to Participant, with respect to each RSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable RSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid.

1.2               Cash Award. The Company has granted the Cash Award to Participant effective as of the Grant Date, which represents the right to receive an amount in cash pursuant to the terms of the RLTIP and this Agreement. Participant will have no right to the payment of the Cash Award until the time (if ever) the Cash Award has been earned, and Participant acknowledges that the amount of the Earned Cash Award will be paid and determined as set forth in the RLTIP.

1.3               Incorporation of Terms of Plan and RLTIP. The RSUs and the Cash Award are subject to the terms and conditions set forth in this Agreement and the Plan and the RLTIP, which are incorporated herein by reference. In the event of any inconsistency between the Plan or the RLTIP and this Agreement, the terms of the Plan and the RLTIP will control.

1.4               Unsecured Promise. The RSUs, Cash Award and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

Article II.
VESTING; forfeiture AND SETTLEMENT

2.1               Vesting; Forfeiture; Change in Control.

(a)                The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. The Cash Award will be earned as set forth in the Grant Notice. In the event of Participant’s termination of employment with the Company or a Subsidiary for any reason, all unvested RSUs and any unearned Cash Award will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company and subject to Section 2.1(b) below. In addition, in the event it is no longer possible for the Company to achieve the FDA Milestone, all unvested RSUs and any unearned Cash Award will immediately and automatically be cancelled and forfeited for no consideration, unless otherwise determined by the Administrator. In addition, in the event it is no longer possible for the Company to achieve the FDA Milestone, all unvested RSUs and any unearned Cash Award will immediately and automatically be cancelled and forfeited for no consideration, unless otherwise determined by the Administrator. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the RSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.

(b)                Notwithstanding the foregoing, in the event of a Change in Control, the RSUs and Cash Award will be treated as set forth in Section 6 of the RLTIP.

2.2               Settlement.

(a)                RSUs and Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares or cash at the Company’s option as soon as administratively practicable after the vesting of the RSUs, but in no event more than sixty (60) days after the RSUs’ vesting date. The Earned Cash Award will be paid in cash as set forth in the RLTIP. Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)), provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

(b)                If an RSU is paid in cash, the amount of cash paid with respect to the RSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date. If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

Article III.
TAXATION AND TAX WITHHOLDING

3.1               Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2               German Tax Obligations.

(a)                The Participant shall be obliged to notify his or her employing entity (the “Employer”) of the awarding, vesting or payment of the RSUs, the Cash Award or the Dividend Equivalents. Unless the Administrator otherwise determines, the Employer will (i) withhold from amounts otherwise payable under the Award in cash an amount that the Employer determines to be necessary to satisfy any Tax Liability arising as a result of such cash payment under the Award and (ii) withhold from the Shares otherwise issuable under the Award a number of whole Shares which have a fair market value on the date of such withholding that the Employer determines to be necessary to satisfy any Tax Liability arising as a result of such issuance of Shares under the Award. A “Tax Liability” shall be any liability for income tax, wage tax, solidarity surcharge or social security contributions arising as a result of the option, its exercise or otherwise under this Agreement.

(b)                The Participant understands that he or she may suffer adverse tax consequences as a result of the RSUs, the Cash Award, Dividend Equivalents or disposition of Shares. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs, the Cash Award or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs, the Cash Award or Dividend Equivalents to reduce or eliminate Participant’s tax liability. The Participant represents that he or she has had the opportunity to consult with any tax consultants he deems advisable in connection with the RSUs, the Cash Award or Dividend Equivalents and that he or she is not relying on the Company or the Employer for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company, the Employer or any of their agents.

Article IV.
other provisions

4.1               Adjustments. Participant acknowledges that the RSUs, the Shares subject to the RSUs and the Dividend Equivalents are subject to adjustment, modification and termination in certain events as provided in this Agreement, the RLTIP and the Plan.

4.2               Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.3               Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4               Conformity to Securities Laws. Participant acknowledges that the Plan, the RLTIP, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.5               Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, the RLTIP, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6               Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the RLTIP or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the RLTIP, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7               Entire Agreement. The Plan, the RLTIP, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8               Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

4.9               Limitation on Participant’s Rights. Participation in the Plan and the RLTIP confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, including the RLTIP, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs, the Cash Award and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs, the Cash Award and Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.

4.10             Not a Contract of Employment. Nothing in the Plan, the RLTIP, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. The Participant is aware of and consents to the fact that neither the Plan, the RLTIP, the Grant Notice nor this Agreement are part of the Participant’s employment contract with his or her employer. In particular, neither the grant of the Award nor any other financial benefits conferred upon the Participant in connection with this Agreement are part of the Participant’s entitlement to remuneration or benefits in terms of their employment with his or her employer.

4.11             Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

* * * * *

RLTIP – Second RSU Grant for German Participants

KINIKSA PHARMACEUTICALS, LTD.
2018 INCENTIVE AWARD PLAN

RESTRICTED SHARE Unit Grant Notice FOR GERMAN PARTICIPANTS

Capitalized terms not specifically defined in this Restricted Share Unit Grant Notice (the “Grant Notice”) have the meanings given to them in the 2018 Incentive Award Plan (as amended from time to time, the “Plan”) or the Rilonacept Long-Term Incentive Plan (as amended from time to time, the “RLTIP”) of Kiniksa Pharmaceuticals, Ltd. (the “Company”).

The Company has granted to the participant listed below (“Participant”) the Restricted Share Units described in this Grant Notice (the “RSUs”), subject to the terms and conditions of the Plan, the RLTIP and the Restricted Share Unit Agreement attached as Exhibit A (the “Agreement”), all of which are incorporated into this Grant Notice by reference.

Participant:
Grant Date[1]:
Number of RSUs[2]:
Vesting Schedule:	Subject to the terms of the Agreement, the RSUs will vest in a single installment on the second anniversary of the Grant Date.

By Participant’s signature below, Participant agrees to be bound by the terms of this Grant Notice, the Plan, the RLTIP and the Agreement. Participant has reviewed the Plan, the RLTIP, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, the RLTIP, this Grant Notice and the Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, the RLTIP, this Grant Notice or the Agreement.

KINIKSA PHARMACEUTICALS, LTD.	PARTICIPANT
By:
Name:	[Participant Name]
Title:

1 Note to Draft: To be the FDA Milestone achievement date.

2 Note to Draft: To be determined in accordance with the RLTIP based on the Target Award Value, the Earnout Percentage and Upside Earnout Percentage, all as determined in accordance with the RLTIP.

Exhibit A

RESTRICTED Share UNIT AGREEMENT

Capitalized terms not specifically defined in this Agreement have the meanings specified in the Grant Notice or, if not defined in the Grant Notice, in the Plan or the RLTIP.

Article I.
general

1.1               Award of RSUs and Dividend Equivalents.

(a)                The Company has granted the RSUs to Participant effective as of the grant date set forth in the Grant Notice (the “Grant Date”). Each RSU represents the right to receive one Share or, at the option of the Company, an amount of cash, in either case, as set forth in this Agreement. Participant will have no right to the distribution of any Shares or payment of any cash until the time (if ever) the RSUs have vested.

(b)                The Company hereby grants to Participant, with respect to each RSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable RSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid.

1.2               Incorporation of Terms of Plan and RLTIP. The RSUs are subject to the terms and conditions set forth in this Agreement and the Plan and the RLTIP, which are incorporated herein by reference. In the event of any inconsistency between the Plan or the RLTIP and this Agreement, the terms of the Plan and the RLTIP will control.

1.3               Unsecured Promise. The RSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

Article II.
VESTING; forfeiture AND SETTLEMENT

2.1               Vesting; Forfeiture; Change in Control.

(a)                The RSUs will vest according to the vesting schedule in the Grant Notice except that any fraction of an RSU that would otherwise be vested will be accumulated and will vest only when a whole RSU has accumulated. In the event of Participant’s termination of employment with the Company or a Subsidiary for any reason, all unvested RSUs will immediately and automatically be cancelled and forfeited, except as otherwise determined by the Administrator or provided in a binding written agreement between Participant and the Company and subject to Section 2.1(b) below. In addition, in the event it is no longer possible for the Company to achieve the FDA Milestone, all unvested RSUs will immediately and automatically be cancelled and forfeited for no consideration, unless otherwise determined by the Administrator. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the RSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.

(b)                Notwithstanding the foregoing, in the event of a Change in Control, the RSUs will be treated as set forth in Section 6 of the RLTIP.

2.2               Settlement.

(a)                RSUs and Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares or cash at the Company’s option as soon as administratively practicable after the vesting of the applicable RSU, but in no event more than sixty (60) days after the RSU’s vesting date. Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulation Section 1.409A-2(b)(7)(ii)), provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

(b)                If an RSU is paid in cash, the amount of cash paid with respect to the RSU will equal the Fair Market Value of a Share on the day immediately preceding the payment date. If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

Article III.
TAXATION AND TAX WITHHOLDING

3.1               Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this Award and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2               German Tax Obligations.

(a)                The Participant shall be obliged to notify his or her employing entity (the “Employer”) of the awarding, vesting or payment of the RSUs, the Cash Award or the Dividend Equivalents. Unless the Administrator otherwise determines, the Employer will (i) withhold from amounts otherwise payable under the Award in cash an amount that the Employer determines to be necessary to satisfy any Tax Liability arising as a result of such cash payment under the Award and (ii) withhold from the Shares otherwise issuable under the Award a number of whole Shares which have a fair market value on the date of such withholding that the Company determines to be necessary to satisfy any Tax Liability arising as a result of such issuance of Shares under the Award. A “Tax Liability” shall be any liability for income tax, wage tax, solidarity surcharge or social security contributions arising as a result of the option, its exercise or otherwise under this Agreement.

(b)                The Participant understands that he or she may suffer adverse tax consequences as a result of the RSUs, the Cash Award, Dividend Equivalents or disposition of Shares. Neither the Company nor any Subsidiary makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the RSUs or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Subsidiaries do not commit and are under no obligation to structure the RSUs or Dividend Equivalents to reduce or eliminate Participant’s tax liability. The Participant represents that he or she has had the opportunity to consult with any tax consultants he or she deems advisable in connection with the RSUs, the Cash Award or Dividend Equivalents and that he or she is not relying on the Company or the Employer for any tax advice. The Participant is relying solely on such advisors and not on any statements or representations of the Company, the Employer or any of their agents.

A-2

Article IV.
other provisions

4.1               Adjustments. Participant acknowledges that the RSUs, the Shares subject to the RSUs and the Dividend Equivalents are subject to adjustment, modification and termination in certain events as provided in this Agreement, the RLTIP and the Plan.

4.2               Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.3               Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.4               Conformity to Securities Laws. Participant acknowledges that the Plan, the RLTIP, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.5               Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in the Plan, the RLTIP, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.6               Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the RLTIP or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the RLTIP, the Grant Notice, this Agreement, the RSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.7               Entire Agreement. The Plan, the RLTIP, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.

4.8               Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

A-3

4.9               Limitation on Participant’s Rights. Participation in the Plan and the RLTIP confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, including the RLTIP, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the RSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the RSUs and Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.

4.10           Not a Contract of Employment. Nothing in the Plan, the RLTIP, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Subsidiary or interferes with or restricts in any way the rights of the Company and its Subsidiaries, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company or a Subsidiary and Participant. The Participant is aware of and consents to the fact that neither the Plan, the RLTIP, the Grant Notice nor this Agreement are part of the Participant’s employment contract with his or her employer. In particular, neither the grant of the Award nor any other financial benefits conferred upon the Participant in connection with this Agreement are part of the Participant’s entitlement to remuneration or benefits in terms of their employment with his or her employer.

4.11           Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.

* * * * *

A-4